Exhibit 10.35

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (“Amendment”) is dated as of December 11, 2013, and is made by and among:

(a) IPC Management Consultants of New York, Inc., a New York corporation (“Buyer”);

(b) InPatient Hospitalist Healthcare Services of New York, P.C., a New York professional service corporation (“PC Buyer”) (each of Buyer and PC Buyer an “Acquiror” and, together, “Acquirors”);

(c) Geriatric Services, P.C., a New York professional service corporation (“Seller”); and

(d) the individuals listed on Exhibit A of the Asset Purchase Agreement, dated October 23, 2013 (the “APA”) (each such individual an “Owner” and, collectively, “Owners”; Owners and Seller are referred to herein collectively as “Selling Group”).

Acquirors and Selling Group entered into the APA, under the terms of which Acquirors will purchase upon the Closing Date certain of the assets of Selling Group, including the Owners’ Personal Goodwill, in return for cash and other consideration. Acquirors and Selling Group now wish to amend the APA as set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the APA unless the context otherwise requires.

NOW THEREFORE, in consideration of the promises and respective covenants and agreements contained herein, the parties hereby agree, effective the date hereof, as follows:

1.	Section 1.9 (a) is hereby deleted in its entirety and replaced with the following:

“(a) Upon the terms and subject to the satisfaction of the conditions of this Agreement, and in reliance on the representations, warranties and agreements of Seller set forth herein, at the Closing, Seller shall assign, and each of the Acquirors shall assume and agree to perform and discharge only those liabilities set forth on Schedule 1.9, except that Buyer and PC Buyer, as applicable, shall assume: (i) the Liabilities arising subsequent to the Closing Date or the Assignment Date (as defined herein) as set forth in Schedule 1.9 and the Liabilities arising prior to the Closing Date to perform services after Closing pursuant to the Revenue Contracts (as defined in Schedule 1.1 and regardless of the Assignment Date) and any other contracts being assumed as set forth on Schedule 1.1, and all other Liabilities under the Revenue Contracts, but only to the extent each of the other Liabilities is incurred after the latter of the Closing or the date such contract was actually assigned to PC Buyer (the “Assignment Date”); and (ii), subject to the Purchase Price adjustment described in paragraph (b) below, Seller’s liability for unused sick days, personal days, vacation days and any other paid time off (collectively the “Accrued PTO”) with respect to the Transferred Providers, Transferred Management Employees, and Administrative Personnel hired by Buyer or PC Buyer but only to the extent set forth in Schedule 1.9, which Schedule shall be completed prior to the Closing, and not paid by Seller on or prior to the Closing (together, the “Assumed Liabilities”).”

2.	The APA shall be amended to add the following new Section 5.17, Assignment of Agreements.

“5.17 Assignment of Agreements. Notwithstanding Section 2.1(k) herein, within sixty (60) days after the Closing, the Selling Group shall cause those certain (i) Medical Director’s Agreement between Seller and Somers Manor Nursing Home, dated August 14, 2008; (ii) Medical Director’s Agreement between Seller and St. Joseph’s Hospital Nursing Home of Yonkers New York, Inc., dated January 1, 2007; and (iii) Medical Services Agreement between Seller and Archcare at Ferncliff Nursing Home, dated September 1, 2011; that were not assigned to PC Buyer at or prior to Closing to be either (a) terminated; (b) assigned to PC Buyer on terms reasonably acceptable to PC Buyer; or (c) terminated and a new agreement, on terms reasonably acceptable to PC Buyer, entered into by PC Buyer for the same services.”

3.	The APA shall be amended to add the following new Section 5.18, Dr. Annamma John:

“5.18 Dr. Annamma John. Seller acknowledges and agrees that Dr. Annamma John (“Dr. John”) is not a Transferred Provider as of the Closing Date and shall not be employed by PC Buyer as of the Closing Date. Seller shall be responsible for all obligations and liabilities arising from or relating Dr. John’s employment prior to and following Closing, until the effective date of Dr. John’s employment agreement with PC Buyer, in the event that Dr. John and PC Buyer enter into an employment agreement.”

4.	Section 6.2(a)(ii), commencing on line five of Section 6.2(a), is hereby deleted in its entirety and replaced with the following:

“(ii) the Excluded Liabilities, including any Liabilities relating to or arising from any Revenue Contracts that are incurred prior to the Closing Date or the Assignment Date;”

5.	The “Disclosure Schedules” are hereby deleted in their entirety and replaced with the “Amended and Restated Disclosure Schedules” attached hereto.

6.	This Amendment may be executed in any number of counterpart signature pages each of which shall be deemed to be an original and all of which together shall constitute one and the same original instrument. This Amendment and its counterparts may be executed and delivered by facsimile transmission with confirmation of received transmission or other electronic means that faithfully reproduces the original with same effect as if a manually signed original were personally delivered.

7.	This Amendment is hereby attached to and made part of the APA and subject to all provisions of the APA not in conflict with the provisions of this Amendment. In the event inconsistencies or ambiguities arise between this Amendment and the APA, this Amendment shall supersede and control. All other provisions not amended by this Amendment shall remain in full force and effect.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

PC BUYER:	INPATIENT HOSPITALIST HEALTHCARE SERVICES OF NEW YORK, P.C.

Address for Notice:
4605 Lankershim Blvd., Suite 617 North Hollywood, CA 91602 Attention: Chief Executive Officer FAX: 818-766-9781	Adam Singer, M.D. President

with a copy to (which shall not constitute notice):

4605 Lankershim Blvd., Suite 617 North Hollywood, CA 91602 Attention: Vice President of Legal Affairs FAX: 818-509-8186

(PC Buyer’s Signature Page to First Amendment to Asset Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

BUYER:	IPC MANAGEMENT CONSULTANTS OF NEW YORK, INC.

Address for Notice:
4605 Lankershim Blvd., Suite 617 North Hollywood, CA 91602 Attention: Chief Executive Officer FAX: 818-766-9781	Adam Singer, M.D. President

with a copy to (which shall not constitute notice):

4605 Lankershim Blvd., Suite 617 North Hollywood, CA 91602 Attention: Vice President of Legal Affairs FAX: 818-509-8186

(Buyer’s Signature Page to First Amendment to Asset Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

SELLER:	GERIATRIC SERVICES, P.C.

Address for Notice:
3 Barker Avenue
White Plains, New York 10601

with a copy to	Mitchel Kaplan, M.D.
(which shall not constitute notice):	President

Garfunkel Wild, P.C.
111 Great Neck Road
Great Neck, New York 11021
Attention: Judith Eisen, Esq.
FAX: 516-466-5964

(Seller’s Signature Page to First Amendment to Asset Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

OWNERS:
Address for notice:
3 Barker Avenue White Plains, New York 10601	Mitchel Kaplan, M.D., as an individual

Address for notice:
3 Barker Avenue White Plains, New York 10601	Mitchell Wolfson, M.D., as an individual

Address for notice:
3 Barker Avenue White Plains, New York 10601	Joel Blass, M.D., as an individual

Address for notice:
3 Barker Avenue White Plains, New York 10601	Daniel Sussman, M.D., as an individual

with a copy for all (which shall not constitute notice) to:

Garfunkel Wild, P.C. 111 Great Neck Road Great Neck, New York 11021 Attention: Judith Eisen, Esq. FAX: 516-466-5964

(Owners’ Signature Page to First Amendment to Asset Purchase Agreement)

AMENDED AND RESTATED DISCLOSURE SCHEDULES

Attached.